RESTRUCTURING AND ACQUISITION-RELATED COSTS (Tables)	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Restructuring and related costs and disclosure of transactions recognized separately from acquisition
Restructuring and acquisition-related costs are presented in the following table, and are comprised of costs directly related to significant exit activities, including the closure of business locations or the relocation of business activities, significant changes in management structure, as well as transaction, exit, and integration costs incurred pursuant to business acquisitions.

	2023	2022

Employee termination and benefit costs	$16,638	$971
Exit, relocation and other costs	10,936	2,179
Net loss (gain) on disposal, write-downs and accelerated depreciation of property, plant and equipment, right-of-use assets and computer software related to exit activities	18,142	(3,259)
Acquisition-related transaction costs	46	588
	$45,762	$479